Exhibit 99.2

CHARTER OF THE COMPENSATION COMMITTEE OF

THE BOARD OF DIRECTORS OF

SKYLINE CHAMPION CORPORATION

The Board of Directors (the “Board”) of Skyline Champion Corporation (the “Company”) has formed the Compensation Committee (the “Compensation Committee”) and has determined that the Compensation Committee shall assist the Board in fulfilling certain of the Board’s oversight responsibilities. The Board hereby adopts this charter (this “Charter”) to establish the governing principles of the Compensation Committee.

I.
GENERAL STATEMENT OF PURPOSE

The purpose of the Compensation Committee is to assist the Board in fulfilling its responsibilities relating to compensation of the Company’s officers, directors, and employees, including assessing the adequacy of the Company’s overall compensation programs and principles and administering the Company’s compensation, benefit and equity-based plans.

II.
COMPENSATION COMMITTEE COMPOSITION

The number of individuals serving on the Compensation Committee shall be fixed by the Board from time to time, but shall consist of no fewer than three members. In addition, except as determined by the Board, each member of the Compensation Committee shall be a “nonemployee director” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended. In the event the Board determines that a director who does not qualify as a “non-employee director” should serve on the Compensation Committee, appropriate arrangements may be made for a subcommittee of the Compensation Committee to act on behalf of the Compensation Committee (or for the full Board to act) to the extent necessary to satisfy any applicable requirements under Rule 16b-3.

The members of the Compensation Committee shall be appointed annually by the Board and may be replaced or removed by the Board at any time with or without cause. Resignation or removal of a Director from the Board, for whatever reason, shall automatically constitute resignation or removal, as applicable, from the Compensation Committee. Vacancies occurring, for whatever reason, may be filled by the Board. The Compensation Committee shall select its Chairperson.

III.
MEETINGS

The Compensation Committee shall hold regularly scheduled meeting and such special meetings as circumstances dictate. Written notice of such meeting shall be provided at least twenty-four (24) hours in advance. A member of the Compensation Committee may waive notice of any meeting before or after the date and time of the meeting stated in the notice by a written waiver signed by such member and filed with the minutes or corporate records. A member’s attendance at or participation in a Compensation Committee meeting shall constitute a waiver of notice of such meeting and assent to any corporate action taken at such meeting, unless the member at the beginning of such meeting (or promptly upon his or her arrival) objects to the holding of or transacting business at the meeting and does not thereafter vote for or assent to action taken at the meeting. Meetings shall be held either in person or by conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other. A majority of the members of the Compensation Committee shall constitute a quorum for purposes of holding a meeting and the Compensation Committee may act by a vote of a majority of members present at such meeting. The Compensation Committee shall record its discussions, deliberations and actions and make timely reports and recommendations to the entire Board. In lieu of a meeting, the Compensation Committee may act by unanimous written consent, which consent may be delivered by electronic transmission.

IV.
COMPENSATION COMMITTEE RESPONSIBILITIES

The Compensation Committee’s responsibilities shall be to:

•
Review the Company’s overall compensation strategy and assess whether such strategy provides the appropriate rewards and incentives for the Company’s management and employees, taking into account whether such rewards and incentives encourage undue or inappropriate risk taking by such personnel.

•
Review and approve the corporate goals and objectives that may be relevant to the compensation of the Company’s Chief Executive Officer (“CEO”) and other executive officers, evaluate the performance of the CEO and other executive officers in light of those goals and objectives and set the compensation of the CEO and other executive officers based on such evaluation.

•
Review and make such recommendations to the Board as the Compensation Committee deems advisable with regard to all incentive-based compensation plans and equity-based plans that are subject to Board approval.

•
Review and set the compensation of the Company’s Directors.

•
Administer the Company’s equity-based plans and management incentive compensation plans, grant awards under such plans and make recommendations to the Board about amendments to such plans and the adoption of any new plans that are subject to Board approval.
•
Produce an annual report on executive compensation for inclusion in the Company’s proxy statement relating to its annual meeting of stockholders, in accordance with Item 407(e)(5) of Regulation S-K.

•
Review the results of the shareholder advisory vote on “say-on-pay,” if any, with regard to the named executive officers.

•
Provide oversight of social matters relating to employees and the communities in which the Company operates, and report to the Board at least annually.
•
Review and approve any “clawback” policy of the Company and monitor compliance therewith.
•
Review and reassess the adequacy of this Charter annually and submit any proposed changes to the Board for approval.

V.
ANNUAL PERFORMANCE EVALUATION

Consistent with the annual self-evaluation process developed by the Nominating and Governance Committee, the Compensation Committee shall evaluate its performance and report the results of such evaluation to the Board. Notwithstanding anything to the contrary herein, the Compensation Committee may choose to forgo an annual evaluation of itself pursuant to the exemption provided to “controlled companies” under the rules of the New York Stock Exchange for so long as the Company remains a controlled company.

VI.
ADDITIONAL COMPENSATION COMMITTEE AUTHORITY

The Compensation Committee shall have the authority to retain or obtain the advice of any compensation consultant, independent legal counsel or other advisor. The Compensation Committee shall be directly responsible for the appointment, compensation and oversight of the work of any compensation consultant, independent legal counsel or other advisor, the expense of which shall be borne by the Company.

Before selecting or obtaining the advice of an independent consulting firm or other independent outside advisor (other than in-house legal counsel), the Compensation Committee shall consider all factors relevant to the independence of such consultant or advisor from management, including but not limited to the factors set forth below, and in the New York Stock Exchange listing standards then in effect and any other applicable laws, rules or regulations:

•
The provision of other services to the Company by the person that employs the compensation consultant, legal counsel or other adviser;
•
The amount of fees received from the Company by the person that employs the compensation consultant, legal counsel or other adviser, as a percentage of the total revenue of the person that employs the compensation consultant, legal counsel or other adviser;
•
The policies and procedures of the person that employs the compensation consultant, legal counsel or other adviser that are designed to prevent conflicts of interest;
•
Any business or personal relationship of the compensation consultant, legal counsel or other adviser with a member of the Compensation Committee;

•
Any stock of the Company owned by the compensation consultant, legal counsel or other adviser; and
•
Any business or personal relationship of the compensation consultant, legal counsel, other adviser or the person employing the adviser with an executive officer of the Company.

In carrying out its responsibilities, the Compensation Committee shall be entitled to rely upon advice and information that it receives in its discussions and communications with management and such experts, advisors and professionals with whom the Compensation Committee may consult. The Compensation Committee shall have the authority to request that any officer or employee of the Company, the Company’s outside legal counsel, the Company’s independent auditor or any other professional retained by the Company to render advice to the Company attend a meeting of the Compensation Committee or meet with any members of or advisors to the Compensation Committee. Subject to the requirements described above, the Compensation Committee shall also have the authority to engage legal, accounting or other advisors to provide it with advice and information in connection with carrying out its responsibilities.

The Compensation Committee may form and delegate authority to subcommittees consisting of one or more of its members as the Compensation Committee deems appropriate to carry out its responsibilities and exercise its powers.

The Compensation Committee may perform such other functions as may be requested by the Board from time to time.

Adopted by the Board of Directors: May 16, 2023